Bobby Gaspar, M.D., Ph.D., chief executive officer 40th Annual J.P. Morgan Healthcare Conference January 13, 2022 Reaching New Heights, Looking to New Horizons Exhibit 99.2

2 | 40th Annual J.P. Morgan Healthcare Conference Photo courtesy of Great Ormond Street Hospital From Clinician to CEO: The Evolution of HSC Gene Therapy

We aspire to end the devastation caused by genetic and other severe diseases through the curative potential of HSC gene therapy.

4 | Libmeldy is approved in the European Union, UK, Iceland, Liechtenstein and Norway. OTL-200 is an investigational therapy in the US. 2021 Progress and Achievements Lays Strong Foundation for 2022

5 | Reaching New Heights Looking to New Horizons The Journey Ahead 2022: Reaching New Heights, Looking to New Horizons 40th Annual J.P. Morgan Healthcare Conference

Certain information set forth in this presentation and in statements made orally during this presentation contain “forward-looking statements”. Except for statements of historical fact, information contained herein constitute forward-looking statements and may include, but are not limited to, the Company’s expectations regarding: (i) the safety and efficacy of Libmeldy and its product candidates; (ii) the Company’s ability to establish the infrastructure necessary to enable the treatment of eligible MLD patients and the adequacy of the Company’s supply chain and ability to commercialize Libmeldy; (iii) the expected development of the Company’s business and product candidates; (iv) the timing of regulatory submissions for approval of its product candidates; (v) the timing of interactions with regulators and regulatory submissions related to ongoing and new clinical trials for its product candidates; (vi) the timing of announcement of preclinical data for its product candidates and the likelihood that such data will be positive and support further development and regulatory approval of these product candidates; (vii) the timing and likelihood of approval of such product candidates by the applicable regulatory authorities; (viii) the adequacy of the Company’s manufacturing capacity and plans for future investment and commercialization; (ix) execution of the Company’s vision and growth strategy, including with respect to global growth; (x) the size and value of potential markets for Libmeldy and the Company’s product candidates; and (xi) expected financial performance and financial condition. The words “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are provided to allow investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are neither promises nor guarantees of future performance. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, these risks and uncertainties include, without limitation, the risk that Libmeldy will not be successfully commercialized, including the risk that the Company may not secure adequate pricing or reimbursement to support continued development of Libmeldy or its product candidates, if approved; the risk that any one or more of Orchard’s product candidates, including OTL-200, will not be approved, successfully developed or commercialized; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical studies or clinical trials of Orchard’s product candidates will not be repeated or continue in ongoing or future studies or trials involving its product candidates; the risk that the market opportunity for Libmeldy or its product candidates may be lower than estimated; and, the severity of the impact of the COVID-19 pandemic on Orchard’s business, including on preclinical and clinical development, its supply chain and commercial programs. You are cautioned not to place undue reliance on forward-looking statements. For additional disclosure regarding these and other risks faced by the Company, see the disclosure contained in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s quarterly report on Form 10-Q filed with the SEC on November 4, 2021, as well as subsequent filings and reports filed with the SEC. These forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. 6 | 40th Annual J.P. Morgan Healthcare Conference Forward-looking Statements

HSC Gene Therapy Offers a Highly Differentiated Approach


HSC
Therapeutic gene
Integration
Self-renewal
Monocyte / Macrophage
Granulocyte
T cells
B cells
NK cells
Megakaryocyte
Erythrocyte
Brain
GI
High area of focus
Other Organ Systems
Areas for potential future expansion

Literature references: Alessia Capotondo, Rita Milazzo, Letterio Salvatore Politi, Angelo Quattrini, Alessio Palini, Tiziana Plati, Stefania Merella, Alessandro Nonis, Clelia di Serio, Eugenio Montini, Luigi Naldini, and Alessandra Biffi, PNAS September 11, 2012 109 (37) 15018-15023; https://doi.org/10.1073/pnas.1205858109; Tissue macrophages: heterogeneity and functions, Siamon Gordon and Annette Plüddemann, BMC Biology 2017 15:53, 29 June 2017

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Orchard therapeutics

8 | Patients treated in the development phase, including in clinical trials and under pre-approval access (defined as any form of pre-approval treatment outside of a company-sponsored clinical trial, including, but not limited to, compassionate use, early access, hospital exemption or special license). Data based on in-house data as of February 2021 and comprises all patients treated with CD34+ hematopoietic stem cells transduced ex vivo with vector of interest, inclusive of current and former programs. Durability of Response Demonstrated via Longest Patient Follow-up with Orchard’s HSC Gene Therapy

9 | 40th Annual J.P. Morgan Healthcare Conference Accelerating Long-term Growth and Value Creation By Expanding into Other Neurodegenerative and Immunological Diseases

Reaching New Heights Market Access and Reimbursement Patient Identification and Newborn Screening Treatment of Eligible Reimbursed Patients Libmeldy is approved in the European Union, UK, Iceland, Liechtenstein and Norway. OTL-200 is an investigational therapy in the US. Entering 2022 with Strong Momentum for Libmeldy/OTL-200 10 | Future Potential Regulatory Approvals

40th Annual J.P. Morgan Healthcare Conference 11 | European HTA and Reimbursement Discussions Progressing Well Broad Recognition of Libmeldy's Clinical Impact

40th Annual J.P. Morgan Healthcare Conference 12 | 2 eligible patients in process of reimbursed treatment 4 5 centers treatment ready Newborn screening (NBS) pilots/studies launched or planned Utilizing Our Commercial Infrastructure to Identify, Treat and Secure Reimbursement for Eligible Patients in Europe

40th Annual J.P. Morgan Healthcare Conference 13 | OTL-200 (MLD): Advancing U.S. Regulatory Discussions RMAT meeting with confirmation of expected clinical package Productive Type B CMC meeting Clarity on manufacturing facility FDA inspection readiness NEXT STEP: Pre-BLA submission meeting with U.S. FDA Provided OTL-200 for U.S. investigator-initiated compassionate use INDs; Successfully released investigational drug product shipped between U.S. treatment site and EU CDMO

14 | Meet the need in genetic and other severe diseases Looking to New Horizons 40th Annual J.P. Morgan Healthcare Conference Deliver on rare disease portfolio Expand HSC gene therapy approach

15 | 40th Annual J.P. Morgan Healthcare Conference Productive rapporteur / co-rapporteur interactions MAA filing planned for mid-2022 OTL-103 for WAS: Progressing Toward Regulatory Submissions in Europe and the U.S. Active IND / RMAT designation FDA interaction planned for early 2022

OTL-203 for MPS-IH: Stable Cognitive Function and Growth within the Normal Range in Proof-of-concept Study

Neuropsychological Tests over Time
Cognitive Age-Equivalent Score (Overall)



Cognitive Age-Equivalent Performance (Months)
60
40
30
20
10
10
20
30
40
50
60
Chronological Age (Months)
MPSIH001
MPSIH002
MPSIH003
MPSIH004
MPSIH005
MPSIH006
MPSIH007
MPSIH008
Average
+/- 1 Normal SD

2021 MPS Symposium

Recent Program Achievements and Next Steps

- ✔ Conducted parallel scientific advice meeting with EMA and FDA
- ✔ Proof-of-concept study results published in *New England Journal of Medicine*
- ○ Obtain necessary regulatory clearance in mid-2022 to enable global registrational study
- ○ Initiate global registrational trial by year end

Note: SD = Standard Deviation; IQ(C) = Intelligence Quotient (Cognition); For Bayley III, the IQ(C) is the cognitive composite score as collected. For WPPSI, the IQ(C) is defined as the performance scales score. For Bayley II: Cognitive Age-Equivalent will be defined as the Mental developmental Age recorded on the CRF. For Bayley III: Cognitive Raw Scores will be compared to the tabulated values in the Bayley III manual to calculate the Cognitive Age-Equivalent. For WPPSI, Age-Equivalent = (IQ*Chronological Age)/100.

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Orchard therapeutics

17 | 40th Annual J.P. Morgan Healthcare Conference Rare Disease Portfolio Provides Clinical Proof-of-concept in More Prevalent Neurodegenerative and Immunological Diseases 40th Annual J.P. Morgan Healthcare Conference Proof-of-concept in rare neurometabolic disease

18 | 40th Annual J.P. Morgan Healthcare Conference Orchard’s Discovery and Early Research Program Highlights 40th Annual J.P. Morgan Healthcare Conference Future Applications for HSC Gene Therapy Neurodegenerative disorders Approach leverages success of Libmeldy in whole-brain secretion of ARSA from fully distributed microglial cells Targets include GRN-FTD, ALS and other indications Two key areas to expand HSC gene therapy platform: Vectorized antibody platform to deliver mAbs to specific tissues or sites HSC CAR-Treg platform as a durable therapy for autoimmune disorders Status: Tech. development and preclinical proof-of-concept models ongoing NOD2 Crohn’s disease Orchard is developing OTL-104, an HSC gene therapy product targeting NOD2 mutations associated with Crohn’s disease severity Early preclinical data shows potential Status: Preclinical proof-of-concept models ongoing Status: Exploratory research ongoing

19 | 40th Annual J.P. Morgan Healthcare Conference Combining the Proven Durability of HSC Gene Therapy with the Specific Suppressive Potential of CAR-Tregs

Pancreatic beta-cells Myelin sheath Synovial tissue 20 | Image credit: Biorender Potential Applications of the HSC CAR-Treg Technology

21 | Roadmap for a sustainable future 40th Annual J.P. Morgan Healthcare Conference Pursue partnership opportunities Potential for disease-specific or technology driven approaches The Journey Ahead Invest for growth Leverage HSC GT platform as engine for new indications Utilize global infrastructure and footprint for future potential approvals and launches Maintain strong balance sheet Multiple near-term value-creating milestones expected

22 40th Annual J.P. Morgan Healthcare Conference Research Platform Provides Multiple Opportunities for Business Development Partnerships in specific diseases OTL-105 for HAE partnered with Pharming Leveraging ongoing programs in CNS (FTD/ALS) and colitis (NOD2-Crohn’s) Partnerships built on specific technologies Antigen-specific Tregs for autoimmune diseases mAb vectorization technology to target specific tumors or other targets

23 Libmeldy: Reach reimbursement agreement with at least two countries in 1H’22 Libmeldy: Continue to broaden patient identification and newborn screening initiatives OTL-103: MAA filing in WAS in mid-2022; FDA interaction planned in early 2022 to discuss elements of a potential BLA filing package OTL-200: Planned BLA submission for MLD in late 2022 / early 2023 OTL-203: Initiate global registrational trial for MPS-IH by year end OTL-201: Present data from ongoing MPS-IIIA POC trial in 1H’22 Advance research programs in GRN-FTD (OTL-204), NOD2-CD (OTL-104), HAE (OTL-105) and HSC-generated antigen-specific Tregs Clinical Regulatory Commercial 40th Annual J.P. Morgan Healthcare Conference Anticipated 2022 Milestones: A Catalyst-Rich Year Spanning All Phases of Development and Commercialization

24 | 40th Annual J.P. Morgan Healthcare Conference Compelling Fundamentals Driving Near-term Value Creation and Long-term Growth

Thank you! 25